Exhibit 77Q3:C

I, Gary I. Levine certify that:
1.	I have reviewed this report on Form N-SAR of
Ellsworth Convertible Growth and Income Fund, Inc.;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make
the statements made, in light of the circumstances
under which such statements were made, not
misleading with respect to the period covered by
this report;
3.	Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects the
financial condition, results of operations,
changes in net assets, and cash flows (if the
financial statements are required to include a
statement of cash flows) of the registrant as of,
and for, the periods presented in this report;
4.	The registrant's other certifying officers and I
are responsible for establishing and maintaining
disclosure controls and procedures (as defined in
rule 30a-2(c) under the Investment Company Act)
for the registrant and have;
(a)	designed such disclosure controls and
procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which this report is being prepared;
(b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report (the
"Evaluation Date"); and
(c)	presented in this report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluation as of the Evaluation Date;
5.	The registrant's other certifying officers and I
have disclosed, based on our most recent
evaluation, to the registrant's auditors and the
audit committee of the registrant's board of
directors (or persons performing the equivalent
functions):
(a)	all significant deficiencies in the design
or operation of internal controls which
could adversely affect the registrant's
ability to record, process, summarize, and
report financial data and have identified
for the registrant's auditors any material
weaknesses in internal controls; and
(b)	any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal controls; and
6.	The registrant's other certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 25, 2002

/s/ Gary I. Levine
Vice President and Treasurer

(principal financial officer)